UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K/A

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

INTEGRATED RAIL & RESOURCES INC.
(f/k/a Uinta Infrastructure Group Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-56805	33-1825873
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

400 W. MORSE BOULEVARD, SUITE 220
WINTER PARK, FL 32789

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 972-1583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Integrated Rail & Resources Inc. (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 16, 2026 (the “Original 8-K”), to furnish an updated Investor Presentation reflecting revised financial terms and project status information. The updated Investor Presentation reflects the following changes from the presentation furnished with the Original 8-K:

The stated annual fixed operating costs under the Amendment to Shell Commitment Agreement have been revised from approximately $13.4 million to $8.64 million, and the per-barrel product fee has been revised from $2.21 to $2.29.

References to engineering status have been updated from a “3rd Party Engineering Report” that was “well under way” to “Advanced Engineering Stage with FEL-3,” reflecting project progression through front-end loading phases. The $80 million estimated cost to repurpose the facility remains unchanged.

The S&P credit rating reference for Shell has been updated from 2021 to 2024.

This amendment does not otherwise modify the Original 8-K.

Item 7.01. Regulation FD Disclosure.

On June 23, 2026, the Company made available an updated investor presentation (the “Investor Presentation”) in connection with meetings with potential investors and other market participants.

A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	The Amendment to Shell Commitment Agreement, by and between IRRX and STUSCO, dated February 13, 2026 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on March 31, 2026, File No. 000-56805)
99.1	Investor Presentation, June 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL & RESOURCES INC. (f/k/a Uinta Infrastructure Group Corp.)

By:	/s/ Brian M. Feldott
Name:	Brian M. Feldott
Title:	Chief Executive Officer

Date: June 23, 2026

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